UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2008

Chrysler Financial Services Americas LLC

(Exact name of Registrant as specified in its charter)

State of Michigan	333-138140	20-2614244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan		48334-5326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(248) 427-6300

DaimlerChrysler Financial Services Americas LLC

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     Effective October 14, 2008, the Registrant changed its name from DaimlerChrysler Financial Services Americas LLC by filing an amendment to its Articles of Organization (attached hereto as Exhibit 3.1) with the Michigan Department of Labor & Economic Growth, Bureau of Commercial Services. The amendment to the Articles of Organization, which is annexed hereto as Exhibit 3.1 to this Current Report on Form 8-K, amends the Articles of Organization filed as Exhibit 3.1 to the Registration Statement on Form S-3 filed October 23, 2006 (File No. 333-138140).

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Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.1	Amendment to Articles of Organization of Chrysler Financial Services Americas LLC.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: October 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Articles of Organization of Chrysler Financial Services Americas LLC.

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